UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 7, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                       1-7657                 13-4922250
-----------------------------   ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation                                            Identification No.)
 or organization)


    200 Vesey Street, World Financial Center
    New York, New York                                              10285
    ---------------------------------------------------           ----------
    (Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000


              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01     REGULATION FD DISCLOSURE

On May 7, 2009, American Express Company (the "Company") issued a press release announcing its results under the Federal Reserve's Supervisory Capital Assessment Program. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit
-------
99.1 Press Release, dated May 7, 2009, of American Express Company.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMERICAN EXPRESS COMPANY
                                                   (REGISTRANT)

                                                   By:  /s/ Carol V. Schwartz
                                                       ----------------------
                                                       Name:  Carol V. Schwartz
                                                      Title:  Secretary

Date:  May 7, 2009

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

                                 EXHIBIT INDEX

Item No.   Description
--------   -----------
99.1       Press Release, dated May 7, 2009, of American Express Company.

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